CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act)

I, Terry R. Otton, President of RS Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR/A of RS Variable Products Trust for the period ended December 31, 2006 as filed with the Securities and Exchange Commission, hereby certify that :

1.	The Report on Form N-CSR/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 13, 2007	/s/ Terry R. Otton
Terry R. Otton, President
(principal executive officer)

I, James E. Klescewski, Treasurer of RS Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR/A of RS Variable Products Trust for the period ended December 31, 2006 as filed with the Securities and Exchange Commission, hereby certify that:

1.	The Report on Form N-CSR/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 13, 2007	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(principal financial officer)